UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-03479

Franklin New York Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/20

Item 1.    Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK TAX-FREE INCOME FUND

May 31, 2020

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended May 31, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the federal funds rate by 0.25% at each of its July, September and October 2019 meetings, held the rate unchanged through February 2020. However, given larger economic risks posed by COVID-19, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.50% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

During the 12-month period, municipal bonds delivered moderately positive returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines and recent actions by the Fed to support the municipal bond market.

On July 1, 2020, we are proud to appoint Ben Barber, who rejoins Franklin to succeed Sheila Amoroso as senior vice president and director of our municipal bond department. Ben most recently served as co-head of municipal bonds at Goldman Sachs Asset Management. Ben started his career of over 28 years of municipal bond investing at Franklin in 1991, working with several current investment team members through 1999, when he joined Goldman Sachs.

Franklin New York Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin New York Tax-Free Income Fund

Ben Barber

Senior Vice President

Director of Municipal Bonds

This letter reflects our analysis and opinions as of May 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Franklin New York Tax-Free Income Fund

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York state personal income taxes, and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.10 on May 31, 2019, to $11.09 on May 31, 2020. The Fund’s Class A shares paid dividends totaling 28.6733 cents per share for the reporting period.2 The Performance Summary beginning on page 6 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.42% based on an annualization of May’s 2.3274 cents per share dividend and the maximum offering price of $11.52 on May 31, 2020. An investor in the 2020 maximum combined effective federal and New York state and City personal income tax bracket of 53.50% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.20% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when

Credit Quality Composition*

5/31/20

Ratings	% of Total Investments

AAA	15.83%

AA	58.03%

A	18.36%

BBB	0.81%

Refunded	6.75%

Not Rated	0.22%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The 12-month period ended May 31, 2020, was defined by two distinct phases: before and during the global outbreak of the novel coronavirus (COVID-19). In terms of U.S.-domiciled assets, equities, corporate bonds, U.S. Treasuries and municipal bonds all posted positive returns for the period’s first eight and a half months. By the end of February, COVID-19 had spread globally and volatility in all asset types spiked. Municipal bonds experienced selling pressure, while U.S. Treasury prices rallied and drove yields, which move inversely to price, to reach historical lows.

As volatility due to the COVID-19 pandemic increased across financial markets in late February 2020 and into early March, the municipal bond market seemed relatively impervious.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

franklintempleton.com	Annual Report	3

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Dividend Distributions*

6/1/19–5/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class

June	2.3389	2.4679	1.9971	2.5925	2.5541

July	2.6599	2.8117	2.2578	2.9583	2.9135

August	2.4248	2.5653	2.0541	2.7000	2.6605

September	2.5190	2.6630	2.1370	2.8028	2.7599

October	2.3939	2.5400	2.0130	2.6790	2.6365

November	2.2242	2.3605	1.8705	2.4906	2.4509

December	2.4487	2.6066	2.0652	2.7216	2.7043

January	2.3772	2.5206	1.9954	2.6531	2.6197

February	2.1173	2.2421	1.7576	2.3617	2.3314

March	2.4911	2.6379	2.1036	2.7743	2.7364

April	2.3509	2.4863	1.9930	2.6129	2.5773

May	2.3274	2.4598	1.9808	2.5736	2.5476

Total	28.6733	30.3617	24.2251	31.9204	31.4921

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

However, during the second week of March, the municipal bond market experienced one of its worst single-day price declines over the past decade.

Federal authorities quickly implemented monetary policy and fiscal stimulus packages to combat the economic and market impact of the global pandemic. Despite the federal responses, many investors expected an economic recession and fled to perceived safe-haven assets, most specifically U.S. Treasury securities. Although yields on U.S. Treasuries dropped to all-time lows as prices rose, municipal bonds sold off significantly as many investors priced in the potential effects of the economic slowdown on state and local governments, as well as related municipal bond sectors. Municipal bond yields moved abruptly and significantly higher in mid-March 2020, but the February–March selloff abated after the U.S. Federal Reserve (Fed) stepped in to help stabilize short-dated municipal securities. Similarly, the phase three federal stimulus package, which gives the Fed the ability to buy municipal bonds, served to calm the markets.

The Fed has acted aggressively to stem the tide of negative economic repercussions. After cutting the federal funds target rate three times in 2019, the Fed implemented two emergency rate cuts in March 2020, lowering the rate to a range of 0.00%–0.25%. The Fed also implemented additional tools, with several specifically intended to support stability in the municipal bond market.

In the U.S., the February–March 2020 selloff in municipal bonds appeared similar to the global financial crisis more than a decade ago, with many investors seemingly believing U.S. Treasuries are the only safe-haven investments. We believe uncertainty related to the COVID-19 pandemic has been the main reason for municipal bond market volatility.

The Investment Company Institute (ICI) reported net inflows of approximately $4 billion from municipal bond mutual funds in May 2020. This modest gain contrasts with the record net outflows of approximately -$42 billion that the municipal bond market suffered in March 2020. For the 12-month period, municipal bond mutual funds had approximately $32 billion of net inflows, according to the ICI.3

For the 12-month period, investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +3.98% total return, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +11.36% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +10.83% total return.4 All three of these fixed income sectors underperformed U.S. stocks, as measured by the Standard & Poor’s® 500 Index, which posted a +12.84% total return for the period.4

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

State Update

New York’s strong economy, which generates above-average income and wealth levels, grew more slowly during much of the 12-month period, led by New York City, a mecca for financial services, fashion and media. The state’s 4.0% unemployment rate in May 2019 dramatically increased to 14.5% at period-end due to COVID-19 related job losses,

3. Source: Investment Company Institute.

4. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

4	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

exceeding the increased 13.3% national rate.5 New York’s fiscal year (FY) 2020 budget underwent revenue and spending changes to remedy a midyear gap and lower projected tax receipts. New York’s FY 2021 budget faces lower revenue and increased spending due to COVID-19’s economic and public health implications. New York’s net tax-supported debt was moderately high at $3,314 per capita and 4.6% of personal income, compared with the $1,071 and 2.0% national medians, respectively.6 Independent credit rating agency Moody’s Investors Service maintained its Aa1 rating but downgraded its stable outlook to negative regarding New York’s general obligation debt due to COVID-19’s financial impact.7 Moody’s rating reflected its view of the state’s large and diverse economy, healthy liquidity and moderate leverage given its high debt level and low pension burden. The rating recognizes New York’s high business costs, reliance on New York City and growing health care and education costs amid uncertain federal funding.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which interest rates for longer-term bonds are higher than those for shorter-term bonds, led us to favor longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain close to fully invested in bonds ranging from 20 to 30 years in maturity with good call features. In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form

Portfolio Composition

5/31/20

% of Total Investments*

Tax-Supported	21.12%

Transportation	19.16%

Utilities	17.40%

Higher Education	10.70%

Refunded**	9.60%

General Obligation	5.58%

Housing	4.68%

Corporate-Backed	4.01%

Subject to Government Appropriations	3.39%

Hospital & Health Care	2.64%

Other Revenue	1.72%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

of leverage. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Source: Bureau of Labor Statistics.

6. Source: Moody’s Investors Service, State government – US: Medians – State debt declined in 2019, but likely to grow in coming years, 5/12/20.

7. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	5

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Performance Summary as of May 31, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return[2]

A3,4

1-Year	+2.51%		-1.34%

5-Year	+12.59%		+1.62%

10-Year	+34.68%		+2.63%

Advisor

1-Year	+2.76%		+2.76%

5-Year	+13.45%		+2.56%

10-Year	+36.43%		+3.16%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	2.42%	5.20%	1.60%	3.44%

Advisor	2.75%	5.91%	1.92%	4.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

6	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 8 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

FRANKLIN NEW YORK TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (6/1/19–5/31/20)

Share Class	Net Investment Income

A	$0.286733

A1	$0.303617

C	$0.242251

R6	$0.319204

Advisor	$0.314921

Total Annual Operating Expenses9

Share Class

A	0.78%

Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/20.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and New York state and City personal income tax rate of 53.50%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclay Municipal Bond Index, a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

8	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/19	Value 5/31/20	12/1/19–5/31/20[1]	Value 5/31/20	12/1/19–5/31/20[1]	Ratio

A	$1,000	$1,006.40	$3.91	$1,021.10	$3.94	0.78%
A1	$1,000	$1,007.10	$3.16	$1,021.85	$3.18	0.63%
C	$1,000	$1,003.50	$5.91	$1,019.10	$5.96	1.18%
R6	$1,000	$1,006.90	$2.51	$1,022.50	$2.53	0.50%
Advisor	$1,000	$1,006.70	$2.66	$1,022.35	$2.68	0.53%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

franklintempleton.com	Annual Report	9

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Financial Highlights

	Year Ended May 31,

	2020	2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.10	$10.75

Income from investment operations[b]:

Net investment income[c]	0.29	0.24

Net realized and unrealized gains (losses)	(0.01)	0.34

Total from investment operations	0.28	0.58

Less distributions from:

Net investment income	(0.29)	(0.23)

Net asset value, end of year	$11.09	$11.10

Total return[d]	2.51%	5.46%

Ratios to average net assets[e]

Expenses[f]	0.78%	0.78%

Net investment income	2.59%	3.09%

Supplemental data

Net assets, end of year (000’s)	$291,562	$177,982

Portfolio turnover rate	21.27%	19.78%

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

10	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,

	2020	2019		2018	2017	2016

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.10	$10.86		$11.20	$11.54	$11.58

Income from investment operations[a]:

Net investment income[b]	0.31	0.35		0.37	0.39	0.41

Net realized and unrealized gains (losses)	(0.01)	0.25		(0.34)	(0.33)	(0.04)

Total from investment operations	0.30	0.60		0.03	0.06	0.37

Less distributions from:

Net investment income	(0.30)	(0.36)		(0.37)	(0.40)	(0.41)

Net asset value, end of year	$11.10	$11.10		$10.86	$11.20	$11.54

Total return[c]	2.75%	5.67%		0.26%	0.52%	3.30%

Ratios to average net assets

Expenses	0.63% [d]	0.63%	[d]	0.64%	0.61%	0.61%

Net investment income	2.74%	3.24%		3.33%	3.45%	3.59%

Supplemental data

Net assets, end of year (000’s)	$2,902,606	$3,192,168		$3,421,773	$3,892,131	$4,131,002

Portfolio turnover rate	21.27%	19.78%		10.58%	17.44%	4.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,

	2020	2019		2018	2017	2016

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.09	$10.85		$11.19	$11.52	$11.57

Income from investment operations[a]:

Net investment income[b]	0.24	0.29		0.31	0.33	0.35

Net realized and unrealized gains (losses)	(0.01)	0.25		(0.34)	(0.33)	(0.05)

Total from investment operations	0.23	0.54		(0.03)	—	0.30

Less distributions from:

Net investment income	(0.24)	(0.30)		(0.31)	(0.33)	(0.35)

Net asset value, end of year	$11.08	$11.09		$10.85	$11.19	$11.52

Total return[c]	2.10%	5.10%		(0.31)%	0.04%	2.64%

Ratios to average net assets

Expenses	1.18% [d]	1.18%	[d]	1.19%	1.16%	1.16%

Net investment income	2.19%	2.69%		2.78%	2.90%	3.04%

Supplemental data

Net assets, end of year (000’s)	$257,275	$332,093		$506,155	$614,981	$665,206

Portfolio turnover rate	21.27%	19.78%		10.58%	17.44%	4.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,

	2020	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.12	$10.88		$11.15

Income from investment operations[b]:

Net investment income[c]	0.32	0.36		0.33

Net realized and unrealized gains (losses)	(0.01)	0.25		(0.32)

Total from investment operations	0.31	0.61		0.01

Less distributions from:

Net investment income	(0.32)	(0.37)		(0.28)

Net asset value, end of year	$11.11	$11.12		$10.88

Total return[d]	2.80%	5.80%		0.13%

Ratios to average net assets[e]

Expenses	0.50% [f]	0.50%	[f,g]	0.50% [g]

Net investment income	2.87%	3.37%		3.47%

Supplemental data

Net assets, end of year (000’s)	$71,991	$62,689		$60,363

Portfolio turnover rate	21.27%	19.78%		10.58%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,

	2020	2019		2018	2017	2016

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.11	$10.87		$11.21	$11.55	$11.59

Income from investment operations[a]:

Net investment income[b]	0.32	0.36		0.38	0.40	0.42

Net realized and unrealized gains (losses)	(0.02)	0.25		(0.34)	(0.33)	(0.04)

Total from investment operations	0.30	0.61		0.04	0.07	0.38

Less distributions from:

Net investment income	(0.31)	(0.37)		(0.38)	(0.41)	(0.42)

Net asset value, end of year	$11.10	$11.11		$10.87	$11.21	$11.55

Total return	2.76%	5.77%		0.35%	0.61%	3.40%

Ratios to average net assets

Expenses	0.53% [c]	0.53%	[c]	0.54%	0.51%	0.51%

Net investment income	2.84%	3.34%		3.43%	3.55%	3.69%

Supplemental data

Net assets, end of year (000’s)	$266,050	$220,727		$240,101	$312,544	$274,034

Portfolio turnover rate	21.27%	19.78%		10.58%	17.44%	4.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Statement of Investments, May 31, 2020

	Principal Amount	Value
Municipal Bonds 98.9%
New York 98.9%
Amherst Development Corp. Student Housing Facility Revenue,
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/40	$3,000,000	$3,046,440
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/45	3,800,000	3,858,824
Battery Park City Authority Revenue, Senior, Sustainability, Series A, 5.00%, 11/01/49	16,130,000	20,683,983
Buffalo and Erie County Industrial Land Development Corp. Revenue,
Buffalo State College Foundation Housing Corp. Project, Series A, Pre-Refunded, 5.375%, 10/01/41	2,035,000	2,118,333
Obligated Group, Catholic Health System Inc. Project, 5.25%, 7/01/35	1,000,000	1,130,880
Obligated Group, Catholic Health System Inc. Project, 5.00%, 7/01/40	1,000,000	1,103,320
City of New Rochelle Corp. for Local Development Revenue,
Iona College Project, Refunding, Series A, 5.00%, 7/01/40	1,250,000	1,327,363
Iona College Project, Refunding, Series A, 5.00%, 7/01/45	1,425,000	1,503,418
Dutchess County Local Development Corp. Revenue,
Health Quest Systems Inc. Project, Series B, 5.00%, 7/01/31	10,550,000	12,257,412
Nuvance Health Issue, Series B, 4.00%, 7/01/44	800,000	862,119
Nuvance Health Issue, Series B, 4.00%, 7/01/49	2,250,000	2,416,433
Vassar College Project, Refunding, 5.00%, 7/01/42	5,000,000	5,851,100
Vassar College Project, Refunding, 4.00%, 7/01/46	5,715,000	6,214,034
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/28	8,100,000	9,107,964
Hempstead Town Local Development Corp. Revenue,
Hofstra University Project, Refunding, 5.00%, 7/01/42	1,250,000	1,405,513
Hofstra University Project, Refunding, 5.00%, 7/01/47	5,250,000	5,866,455
Hudson Yards Infrastructure Corp. Revenue,
Second Indenture, Refunding, Fiscal 2017, Series A, 5.00%, 2/15/42	20,000,000	23,426,600
Second Indenture, Refunding, Fiscal 2017, Series A, 4.00%, 2/15/44	4,385,000	4,776,142
Second Indenture, Refunding, Fiscal 2017, Series A, 5.00%, 2/15/45	15,000,000	17,481,150
Senior, Fiscal 2012, Series A, 5.25%, 2/15/47	33,455,000	34,500,803
Senior, Fiscal 2012, Series A, Pre-Refunded, 5.25%, 2/15/47	1,545,000	1,599,987
Long Island Power Authority Electric System Revenue,
General, 5.00%, 9/01/39	5,000,000	6,096,450
General, Refunding, Series A, 5.00%, 9/01/42	22,000,000	23,741,520
General, Refunding, Series A, 5.00%, 9/01/44	5,000,000	5,701,550
General, Refunding, Series B, 5.00%, 9/01/36	5,000,000	5,915,650
General, Refunding, Series B, 5.00%, 9/01/41	10,000,000	11,734,700
General, Refunding, Series B, 5.00%, 9/01/46	18,000,000	21,041,820
General, Series A, 4.00%, 9/01/37	19,550,000	22,042,625
Monroe County IDC Revenue,
The Rochester General Hospital Projects, 5.00%, 12/01/46	15,000,000	17,069,700
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/30	3,275,000	3,864,238
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/32	2,000,000	2,339,060
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/37	1,780,000	2,053,764
University of Rochester Project, Refunding, Series C, 4.00%, 7/01/43.	22,895,000	25,076,893
University of Rochester Project, Refunding, Series D, 4.00%, 7/01/43	21,550,000	23,603,715
University of Rochester Project, Series A, Pre-Refunded, 5.00%, 7/01/38	6,350,000	7,275,005
University of Rochester Project, Series B, Pre-Refunded, 5.00%, 7/01/43	5,000,000	5,728,350

franklintempleton.com	Annual Report	15

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Dedicated Tax Fund Revenue,
Green Bonds, Climate Bond Certified, Refunding, Series B, Subseries B-2, 5.00%, 11/15/39	$4,775,000	$5,397,421
Green Bonds, Climate Bond Certified, Series A, 5.00%, 11/15/47	30,375,000	34,319,194
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/35	6,000,000	6,949,080
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/42	5,000,000	5,717,500
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/47	13,505,000	15,371,661
MTA Revenue,
Climate Bond Certified, Green Bond, Refunding, Series C, 5.00%, Subseries C-1, 11/15/30	6,215,000	6,740,416
Series D, 5.00%, 11/15/43	10,000,000	10,277,000
Transportation, Climate Bond Certified, Green Bonds, Refunding, Subseries A-1, 5.00%, Series A, 11/15/48	10,000,000	10,797,200
Transportation, Climate Bond Certified, Green Bonds, Refunding, Subseries A-1, 5.00%, Series A, 11/15/51	2,505,000	2,652,845
Transportation, Climate Bond Certified, Green Bonds, Series C, 4.00%, AGMC Insured, 11/15/45	8,000,000	8,520,960
Transportation, Climate Bond Certified, Green Bonds, Series C, 5.00%, Subseries C-1, 11/15/50	3,000,000	3,241,710
Transportation, Refunding, Series B, 5.00%, 11/15/33	6,000,000	6,376,740
Transportation, Refunding, Series B, 5.00%, 11/15/35	4,000,000	4,216,120
Transportation, Refunding, Series B, 5.00%, 11/15/37	18,500,000	19,409,460
Transportation, Refunding, Series C, Subseries C-1, 5.00%, 11/15/35	5,000,000	5,232,700
Transportation, Refunding, Series D, 5.00%, 11/15/30	10,305,000	11,030,884
Transportation, Refunding, Series D, 4.00%, 11/15/42	20,000,000	20,000,800
Transportation, Refunding, Series D, 4.00%, 11/15/46	5,000,000	4,974,350
Transportation, Series A, 5.00%, 11/15/38	7,280,000	7,440,014
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	7,460,000	8,373,328
Transportation, Series A, Subseries A-1, 5.00%, 11/15/45	10,000,000	10,441,300
Transportation, Series B, 5.25%, 11/15/35	4,000,000	4,175,120
Transportation, Series C, 5.00%, 11/15/31	10,000,000	10,302,000
Transportation, Series C, 5.00%, 11/15/41	10,670,000	10,866,755
Transportation, Series C, Pre-Refunded, 5.00%, 11/15/47	16,125,000	18,039,037
Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40	21,500,000	22,000,090
Nassau County GO, General Improvement, Series C, AGMC Insured, 5.00%, 4/01/43	26,665,000	29,059,517
New York City Educational Construction Fund Revenue, Series A, 5.75%, 4/01/41	20,000,000	20,905,200
New York City GO,
Citysavers, Series B, zero cpn., 6/01/20	10,000,000	10,000,000
Fiscal 2002, Series D, 5.50%, 6/01/24	145,000	145,586
Fiscal 2014, Refunding, Series J, 5.00%, 8/01/32	10,000,000	11,519,500
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/29	20,640,000	24,125,270
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/31	10,000,000	11,639,200
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/32	4,000,000	4,645,880
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/33	3,000,000	3,477,030
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/34	1,500,000	1,734,855
Fiscal 2017, Refunding, Series B, Subseries B-1, 5.00%, 12/01/41	7,000,000	8,353,940
Fiscal 2018, Series B, Subseries B-1, 5.00%, 10/01/38	6,250,000	7,518,250
Fiscal 2018, Series F, Subseries F-1, 5.00%, 4/01/40	6,830,000	8,250,025
Fiscal 2018, Series F, Subseries F-1, 5.00%, 4/01/45	10,000,000	11,953,400
Fiscal 2019, Series D, Subseries D-1, 4.00%, 12/01/43	10,000,000	11,218,100
Fiscal 2019, Series D, Subseries D-1, 5.00%, 12/01/44	10,000,000	12,111,400
Fiscal 2020, Series A, Subseries A-1, 5.00%, 8/01/43	5,000,000	6,149,200

16	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	$10,000	$10,036
Series E, Subseries E-1, 5.00%, 3/01/39	16,210,000	19,586,543
Series E, Subseries E-1, 5.00%, 3/01/40	7,500,000	9,045,300
Series E, Subseries E-1, 5.00%, 3/01/44	12,500,000	14,945,625
New York City HDC,
MFHR, Sustainable Development, Series J, 3.00%, 11/01/44	5,000,000	5,176,900
MFHR, Sustainable Neighborhood Bonds, Refunding, Series G-1-B, 3.00%, 11/01/44	12,295,000	12,767,374
MFHR, Sustainable Neighborhood Bonds, Series K, 4.00%, 11/01/48	49,905,000	53,315,009
New York City IDAR, Pilot, Yankee Stadium Project, Series A, Assured Guaranty, 7.00%, 3/01/49	19,000,000	19,091,580
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2011, Series EE, Pre-Refunded, 5.375%, 6/15/43	25,900,000	26,623,387
Second General Resolution, Fiscal 2013, Series BB, 5.00%, 6/15/47	15,000,000	16,389,450
Second General Resolution, Fiscal 2017, Refunding, Series AA, 4.00%, 6/15/46	24,290,000	27,127,315
Second General Resolution, Fiscal 2017, Refunding, Series DD, 5.00%, 6/15/47	33,800,000	40,481,584
Second General Resolution, Fiscal 2018, Refunding, Series FF, 5.00%, 6/15/40	15,000,000	18,777,900
Second General Resolution, Fiscal 2018, Series BB, Subseries BB-1, 5.00%, 6/15/46	20,875,000	25,241,424
Second General Resolution, Fiscal 2018, Series CC, Subseries CC-1, 5.00%, 6/15/48	38,475,000	46,455,100
Second General Resolution, Fiscal 2019, Series DD-1, 5.00%, 6/15/49.	27,825,000	34,318,798
Second General Resolution, Fiscal 2019, Subordinate, Series FF, Subseries FF-1, 4.00%, 6/15/49	10,000,000	11,538,600
Second General Resolution, Fiscal 2020, Refunding, Series AA, 4.00%, 6/15/40	5,000,000	5,911,000
Second General Resolution, Fiscal 2020, Refunding, Series AA, 5.00%, 6/15/40	10,000,000	12,953,100
Second General Resolution, Fiscal 2020, Series BB, Subseries BB-1, 4.00%, 6/15/49	20,000,000	23,231,000
Second General Resolution, Fiscal 2020, Series BB, Subseries BB-1, 5.00%, 6/15/49	10,000,000	12,732,200
Second General Resolution, Series EE, 5.375%, 6/15/43	13,250,000	13,562,700
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2019, Refunding, Series S-1, Subseries S-2A, 5.00%, 7/15/45	17,000,000	20,551,300
Fiscal 2019, Refunding, Series S-2, Subseries S-2A, 5.00%, 7/15/34	4,235,000	5,283,205
Fiscal 2019, Refunding, Series S-3, Subseries S-3A, 5.00%, 7/15/37	10,425,000	12,829,422
Fiscal 2019, Series S-1, Subseries S-2A, 5.00%, 7/15/43	5,230,000	6,346,605
Fiscal 2020, Series S-1, Subseries S-1B, 4.00%, 7/15/43	11,800,000	13,386,392
Fiscal 2020, Series S-1, Subseries S-1B, 4.00%, 7/15/44	12,275,000	13,889,040
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/34	740,000	742,664
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/38	20,000,000	20,070,200
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/39	17,250,000	17,549,287
Future Tax Secured, Subordinate, Fiscal 2012, Series E, Subseries E-1, 5.00%, 2/01/37	10,000,000	10,584,500
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/34	5,000,000	5,507,100
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/36	8,250,000	9,063,862
Future Tax Secured, Subordinate, Fiscal 2013, Series I, 5.00%, 5/01/42	45,000,000	49,609,800
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/38	17,000,000	19,253,860
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/39	24,135,000	27,297,650
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/40	18,300,000	20,670,033
Future Tax Secured, Subordinate, Fiscal 2015, Series A, Subseries A-1, 5.00%, 8/01/34	5,115,000	5,903,477
Future Tax Secured, Subordinate, Fiscal 2015, Series B, Subseries B-1, 5.00%, 8/01/34	5,000,000	5,770,750
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/34	10,000,000	11,688,600
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/35	10,000,000	11,663,900
Future Tax Secured, Subordinate, Fiscal 2017, Refunding, Series C, 5.00%, 11/01/33	6,500,000	7,922,980

franklintempleton.com	Annual Report	17

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Revenue, (continued)
Future Tax Secured, Subordinate, Fiscal 2017, Series A, Subseries A-1, 5.00%, 5/01/40	$13,415,000	$15,880,275
Future Tax Secured, Subordinate, Fiscal 2017, Series F, Subseries F-1, 5.00%, 5/01/42	4,340,000	5,158,524
Future Tax Secured, Subordinate, Fiscal 2018, Series A, Subseries A-3, 5.00%, 8/01/40	3,270,000	3,922,365
Future Tax Secured, Subordinate, Fiscal 2018, Series A, Subseries A-3, 4.00%, 8/01/43	5,645,000	6,277,466
Future Tax Secured, Subordinate, Fiscal 2018, Series B, Subseries B-1, 5.00%, 8/01/45	17,500,000	20,795,775
Future Tax Secured, Subordinate, Fiscal 2018, Series C, Subseries C-3, 4.00%, 5/01/42	7,410,000	8,339,955
Future Tax Secured, Subordinate, Fiscal 2019, Series A, Subseries A-1, 5.00%, 8/01/42	5,000,000	6,096,750
Future Tax Secured, Subordinate, Fiscal 2019, Series C, Subseries C-1, 4.00%, 11/01/42	7,500,000	8,539,800
Future Tax Secured, Subordinate, Series A, Subseries A-3, 4.00%, 5/01/44	10,000,000	11,344,800
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, senior lien, Series A, 5.00%, 11/15/46	5,000,000	5,390,200
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Secured by Port Authority Bonds, 5.25%, 12/15/43	50,000,000	52,862,000
Seven World Trade Center Project, Refunding, 5.00%, 9/15/40	18,000,000	19,150,020
New York Liberty Development Corp. Revenue,
Goldman Sachs Headquarters Issue, 5.50%, 10/01/37	27,000,000	36,831,240
Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	86,360,000	113,519,356
New York State Dormitory Authority Revenues,
Lease, Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/28	4,000,000	4,307,720
Non State Supported Debt, Fordham University, 4.00%, 7/01/50	4,000,000	4,254,800
Non-State Supported Debt, Catholic Health System Obligated Group, Refunding, Series A, 4.00%, 7/01/45	2,875,000	3,041,434
Non-State Supported Debt, Columbia University, Series A-2, 5.00%, 10/01/46	10,000,000	16,003,200
Non-State Supported Debt, Educational Housing Services, CUNY Student Housing Project, AMBAC Insured, 5.25%, 7/01/30	5,150,000	6,330,998
Non-State Supported Debt, Fashion Institute of Technology Student Housing Corp., NATL Insured, 5.25%, 7/01/34	13,220,000	15,487,362
Non-State Supported Debt, Memorial Sloan Kettering Cancer Center, Refunding, Series 1, 4.00%, 7/01/47	5,000,000	5,542,950
Non-State Supported Debt, The New School, AGMC Insured, Pre-Refunded, 5.50%, 7/01/43	13,000,000	13,055,900
Non-State Supported Debt, The New School, Pre-Refunded, 5.50%, 7/01/40	10,000,000	10,043,000
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/40	5,500,000	5,930,320
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/45	9,385,000	10,049,176
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/38	5,000,000	6,059,450
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/40	6,745,000	8,142,159
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/43	3,000,000	3,599,790
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/45	5,000,000	5,957,600
Non-State Supported Debt, New York University, Series A, 4.00%, 7/01/45	3,415,000	3,931,109
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/49	50,000,000	62,067,500
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/37	7,000,000	7,697,270
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/42	10,000,000	10,996,100
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/36	11,000,000	12,295,470
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series B, 5.00%, 5/01/39	10,000,000	10,488,800
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/27	2,025,000	2,277,619
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/30	1,000,000	1,111,740

18	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/32	$1,000,000	$1,101,300
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/34	7,250,000	7,928,817
Non-State Supported Debt, NYU Hospitals Center, Series A, Pre-Refunded, 6.00%, 7/01/40	4,500,000	4,520,880
Non-State Supported Debt, NYU Langone Hospitals Obligated Group, Series A, 3.00%, 7/01/48	4,000,000	3,944,520
Non-State Supported Debt, NYU Langone Hospitals Obligated Group, Series A, 4.00%, 7/01/50	15,000,000	16,260,450
Non-State Supported Debt, Residential Institutions for Children, 5.00%, 6/01/38	4,635,000	4,650,944
Non-State Supported Debt, Rochester Institute of Technology, Series A, 5.00%, 7/01/49	3,500,000	4,235,105
Non-State Supported Debt, The Rockefeller University, Green Bonds, Series B, 5.00%, 7/01/50	6,500,000	8,256,170
Non-State Supported Debt, The Rockefeller University, Green Bonds, Series C, 4.00%, 7/01/49	6,750,000	7,835,063
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	265,000	269,200
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	395,000	401,142
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/24	710,000	720,991
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.00%, 10/01/31	45,000	45,153
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.125%, 10/01/36	60,000	60,212
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/21	4,735,000	4,807,493
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	6,750,000	6,853,343
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	12,020,000	12,204,026
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.625%, 10/01/29	300,000	301,179
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/29	1,375,000	1,567,789
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/30	1,675,000	1,893,554
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/31	3,700,000	4,156,284
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/34	2,000,000	2,213,180
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/35	2,000,000	2,373,800
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/36	1,500,000	1,772,835
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/37	2,000,000	2,355,680
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/38	1,000,000	1,174,820
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 3.00%, 7/01/42	4,165,000	4,359,506
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/42	3,750,000	4,369,725
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 4.00%, 7/01/43	1,200,000	1,298,544
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/43	4,300,000	5,193,282
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/46	4,000,000	4,634,040

franklintempleton.com	Annual Report	19

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/48	$13,925,000	$16,712,367
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 4.00%, 7/01/49	4,250,000	4,560,888
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,736,700
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, Pre-Refunded, 5.00%, 7/01/43	4,150,000	4,761,461
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/26	6,105,000	6,900,970
Non-State Supported Debt, University of Rochester, Series A, 5.125%, 7/01/39	1,485,000	1,489,722
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	11,042,900
Secondarily Insured, State University Educational Facilities, Third General Resolution, Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22	5,000,000	5,488,300
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/37	25,000,000	27,490,250
State Supported Debt, Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/42	15,000,000	16,494,150
State Supported Debt, Mental Health Services Facilities Improvement, Series A, 5.00%, 8/15/22	5,735,000	5,792,579
State Supported Debt, Mental Health Services Facilities Improvement, Series A, Pre-Refunded, 5.00%, 8/15/22	5,000	5,050
5.00%, 7/01/53	10,000,000	12,899,100
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/29	3,000,000	3,228,990
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/30	1,000,000	1,075,720
New York State Dormitory Authority Sales Tax Revenue,
Bid Group 2, Refunding, Series E, 5.00%, 3/15/37	15,340,000	19,031,264
Bid Group 4, Refunding, Series A, 4.00%, 3/15/46	25,000,000	27,588,250
Bid Group 4, Refunding, Series C, 4.00%, 3/15/44	5,310,000	5,875,568
Bid Group 4, Refunding, Series E, 5.00%, 3/15/44	19,715,000	24,047,568
Bid Group C, Series A, 5.00%, 3/15/41	10,000,000	11,892,300
Group C, Series A, 5.00%, 3/15/42	10,000,000	11,869,900
Series A, 5.00%, 3/15/34	10,000,000	12,077,000
Series A, 5.00%, 3/15/35	24,545,000	29,528,862
Series A, 5.00%, 3/15/36	31,550,000	37,809,835
Series A, 5.00%, 3/15/42	6,235,000	7,559,563
Series A, 4.00%, 3/15/46	16,515,000	18,023,315
Series B, 5.00%, 3/15/40	12,640,000	14,930,115
Series B, 5.00%, 3/15/41	10,520,000	12,414,336
State Supported Debt, Series A, 5.00%, 3/15/31	15,685,000	17,989,440
State Supported Debt, Series A, 5.00%, 3/15/44	37,250,000	41,923,757
State Supported Debt, Series A, 4.00%, 3/15/48	10,000,000	11,018,500
State Supported Debt, Series A, Pre-Refunded, 5.00%, 3/15/43.	16,675,000	18,897,611
New York State Dormitory Authority State Personal Income Tax Revenue,
Bidding Group 3, Refunding, Series B, 4.00%, 2/15/46	19,995,000	22,119,069
Bidding Group 3, Refunding, Series B, 4.00%, 2/15/46	5,000	6,229
Bidding Group 3 Bonds, Refunding, Series B, 5.00%, 2/15/39	8,940,000	10,612,138
Bidding Group 3 Bonds, Refunding, Series B, 5.00%, 2/15/41	12,410,000	14,831,191
Bidding Group 3 Bonds, Refunding, Series B, 5.00%, 2/15/43	4,590,000	5,464,900

20	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority State Personal Income Tax Revenue, (continued)
Bidding Group 3 Bonds, Series B, Pre-Refunded, 5.00%, 2/15/40	$9,415,000	$11,277,946
Bidding Group 3 Bonds, Series B, Pre-Refunded, 5.00%, 2/15/40	10,000	13,163
Bidding Group 3 Bonds, Series B, Pre-Refunded, 5.00%, 2/15/41	15,000	19,745
Bidding Group 3 Bonds, Series B, Pre-Refunded, 5.00%, 2/15/43	5,000	6,582
General Purpose, Refunding, Series A, 5.00%, 2/15/37	5,000,000	5,974,600
General Purpose, Refunding, Series A, 5.00%, 2/15/38	5,000,000	5,952,450
General Purpose, Refunding, Series A, 5.00%, 3/15/45	10,000,000	12,116,500
General Purpose, Refunding, Series D, 3.00%, 2/15/49	5,000,000	5,133,900
General Purpose, Series A, 5.00%, 3/15/44	5,000,000	6,127,750
General Purpose, Series A, 4.00%, 3/15/49	10,000,000	11,238,700
General Purpose, Series A, Pre-Refunded, 5.00%, 2/15/39	5,000	6,474
General Purpose, Series B, 5.00%, 3/15/37	6,915,000	7,393,656
General Purpose, Series C, 5.00%, 3/15/34	10,000,000	10,334,800
Series A, 5.00%, 2/15/41	4,000,000	4,788,040
Series A, 5.00%, 2/15/42	1,950,000	2,332,902
Series A, 5.00%, 2/15/43	8,450,000	10,103,749
New York State Environmental Facilities Corp. Revenue, State Revolving Funds, 2010 Master Financing Program, Green Bonds, Series A, 5.00%, 2/15/49	5,000,000	6,300,750
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series A, 5.00%, 6/15/31	5,000,000	5,635,400
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series A, 5.00%, 6/15/46	28,360,000	34,188,264
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series B, 5.00%, 6/15/48	7,500,000	9,229,350
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series E, 5.00%, 6/15/42	8,355,000	10,131,273
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series E, 5.00%, 6/15/47	12,345,000	14,875,355
New York State Power Authority Revenue, Refunding, Series A, 4.00%, 11/15/50	30,000,000	35,007,000
New York State Thruway Authority General Revenue,
Group 2, Series N, 4.00%, 1/01/46	10,000,000	11,149,800
Junior Indebtedness Obligations, junior lien, Series B, 4.00%, 1/01/45	10,000,000	10,838,000
Junior Indebtedness Obligations, Refunding, Series B, 4.00%, 1/01/50	40,000,000	42,864,800
Junior Indebtedness Obligations, Series A, 5.00%, 1/01/46	25,000,000	28,202,750
Refunding, Series L, 5.00%, 1/01/34	2,600,000	3,165,500
Refunding, Series L, 5.00%, 1/01/35	3,000,000	3,637,260
Series I, Pre-Refunded, 5.00%, 1/01/37	21,250,000	22,876,475
Series I, Pre-Refunded, 5.00%, 1/01/42	45,000,000	48,444,300
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Refunding, Series A, 5.00%, 4/01/29	10,000,000	10,817,600
Series A, 5.00%, 4/01/27	27,000,000	29,186,730
Series A, 5.00%, 4/01/28	11,600,000	12,530,552
Series A, 5.00%, 4/01/30	9,000,000	9,704,790
Series A, 5.00%, 4/01/31	10,250,000	11,021,517
Series A, 5.00%, 4/01/32	11,100,000	11,914,407

franklintempleton.com	Annual Report	21

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Urban Development Corp. Revenue,
State Personal Income Tax, General Purpose, Bidding Group 1, Series A, 5.00%, 3/15/42	$10,000,000	$12,207,100
State Personal Income Tax, General Purpose, Refunding, Series A, 5.00%, 3/15/38	15,000,000	17,897,550
State Personal Income Tax, General Purpose, Refunding, Series C, 5.00%, 3/15/42	8,400,000	10,046,736
Onondaga County Trust Cultural Resource Revenue,
Syracuse University Project, Refunding, 5.00%, 12/01/45	5,000,000	6,236,200
Syracuse University Project, Refunding, 4.00%, 12/01/47	12,000,000	13,617,240
Syracuse University Project, Refunding, 4.00%, 12/01/49	5,000,000	5,658,850
Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project, XLCA Insured, 5.00%, 12/15/30	1,805,000	1,850,901
Port Authority of New York and New Jersey Revenue,
Consolidated, Refunding, One Hundred Ninety-Fourth Series, 5.00%, 10/15/41	10,000,000	11,603,300
Consolidated, Refunding, Two Hundred Eleventh Series, 5.00%, 9/01/48	25,000,000	29,515,000
Consolidated, Refunding, Two Hundred Fifth Series, 5.00%, 11/15/47	26,340,000	30,707,172
Consolidated, Refunding, Two Hundred Fourteenth Series, 4.00%, 9/01/38	7,110,000	7,839,842
Consolidated, Refunding, Two Hundred Sixteenth Series, 4.00%, 9/01/49	11,815,000	13,020,012
Consolidated, Refunding, Two Hundred Third Series, 5.00%, 10/15/47	10,000,000	11,539,900
Consolidated, Two Hundred Eighteenth Series, 4.00%, 11/01/47	8,000,000	8,656,560
Consolidated, Two Hundred Seventeenth Series, 4.00%, 11/01/41	10,000,000	11,167,200
Consolidated, Two Hundred Seventeenth Series, 5.00%, 11/01/44	5,000,000	6,041,000
Schenectady County Capital Resource Corp. Revenue,
Union College Project, Refunding, 5.00%, 1/01/40	2,600,000	3,045,536
Union College Project, Refunding, 5.00%, 1/01/47	6,590,000	7,638,864
Suffolk County Water Authority Revenue,
Water System, Series A, 4.00%, 6/01/41	25,000,000	28,994,500
Water System, Series B, 3.00%, 6/01/45	10,000,000	10,680,000
Triborough Bridge and Tunnel Authority Revenue,
General Purpose, Series B, NATL Insured, Pre-Refunded, 5.20%, 1/01/27	5,110,000	5,517,216
General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27	15,000,000	16,195,350
General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	29,980,000	32,551,085
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/36	21,080,000	25,229,176
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/37	18,190,000	21,698,851
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/38	8,055,000	9,585,289
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/38	3,000,000	3,569,940
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/42	5,750,000	6,789,198
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/47	13,000,000	15,258,230
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/49	9,000,000	10,942,380
MTA Bridges and Tunnels, General, Series B, 5.00%, 11/15/45	5,000,000	5,816,100
MTA Bridges and Tunnels, General, Series C, 5.00%, 11/15/38	5,000,000	5,518,500
MTA Bridges and Tunnels, Series A, 5.00%, 11/15/49	10,000,000	12,478,200
Troy Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute Project, Series A, 5.125%, 9/01/40	42,500,000	42,961,975
Utility Debt Securitization Authority Revenue,
Restructuring, 5.00%, 12/15/41	8,500,000	10,538,555
Restructuring, Refunding, 5.00%, 12/15/33	20,000,000	24,225,400
Restructuring, Refunding, 5.00%, 12/15/34	9,950,000	12,046,166
Restructuring, Refunding, 5.00%, 12/15/40	10,000,000	12,434,600
Restructuring, Refunding, Series A, 5.00%, 12/15/34	33,870,000	41,381,689
Restructuring, Refunding, Series B, 5.00%, 12/15/33	5,750,000	7,044,038

22	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Western Nassau County Water Authority Water System Revenue,
Series A, 5.00%, 4/01/40	$1,400,000	$1,594,810
Series A, 5.00%, 4/01/45	2,250,000	2,545,605

Total Municipal Bonds before Short Term Investments (Cost $3,496,453,769)		3,746,517,427

Short Term Investments 0.1%

Municipal Bonds 0.1%
New York 0.1%
[a] Nassau County IDA Revenue, Civic Facility, 1999 Cold Spring Harbor Laboratory Project, Refunding and Improvement, Daily VRDN and Put, 0.05%, 1/01/34	3,400,000	3,400,000
[a] Syracuse IDA Civic Facility Revenue, Syracuse University Project, Series A-2, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.06%, 12/01/37	2,000,000	2,000,000

Total Short Term Investments (Cost $5,400,000)		5,400,000

Total Investments (Cost $3,501,853,769) 99.0%		3,751,917,427
Other Assets, less Liabilities 1.0%		37,566,623

Net Assets 100.0%		$3,789,484,050

See Abbreviations on page 34.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2020

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,501,853,769

Value - Unaffiliated issuers	$3,751,917,427
Cash	101,313
Receivables:
Capital shares sold	765,294
Interest	43,915,895
Other assets	3,618

Total assets	3,796,703,547

Liabilities:
Payables:
Capital shares redeemed	3,478,327
Management fees	1,440,300
Distribution fees	443,889
Transfer agent fees	395,007
Distributions to shareholders	1,244,479
Accrued expenses and other liabilities	217,495

Total liabilities	7,219,497

Net assets, at value	$3,789,484,050

Net assets consist of:
Paid-in capital	$3,896,728,421
Total distributable earnings (losses)	(107,244,371)

Net assets, at value	$3,789,484,050

Class A:
Net assets, at value	$291,561,716

Shares outstanding	26,295,848

Net asset value per share[a]	$11.09

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.52

Class A1:
Net assets, at value	$2,902,605,981

Shares outstanding	261,599,626

Net asset value per share[a]	$11.10

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.53

Class C:
Net assets, at value	$257,275,037

Shares outstanding	23,216,303

Net asset value and maximum offering price per share[a]	$11.08

Class R6:
Net assets, at value	$71,991,217

Shares outstanding	6,479,834

Net asset value and maximum offering price per share	$11.11

Advisor Class:
Net assets, at value	$266,050,099

Shares outstanding	23,961,611

Net asset value and maximum offering price per share	$11.10

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

    FRANKLIN NEW YORK TAX-FREE INCOME FUND

    FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2020

Investment income:
Interest:
Unaffiliated issuers	$132,226,720

Expenses:
Management fees (Note 3a)	17,875,882
Distribution fees: (Note 3c)
Class A	620,942
Class A1	3,079,524
Class C	1,899,605
Transfer agent fees: (Note 3e)
Class A	154,518
Class A1	1,915,661
Class C	181,794
Class R6	17,958
Advisor Class	147,076
Custodian fees (Note 4)	27,743
Reports to shareholders	146,588
Registration and filing fees	62,593
Professional fees	148,089
Trustees’ fees and expenses	87,626
Other	146,881

Total expenses	26,512,480
Expense reductions (Note 4)	(22,171)

Net expenses	26,490,309

Net investment income	105,736,411

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(29,528,230)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	23,994,576

Net realized and unrealized gain (loss)	(5,533,654)

Net increase (decrease) in net assets resulting from operations	$100,202,757

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended May 31,
	2020	2019

Increase (decrease) in net assets:
Operations:
Net investment income	$105,736,411	$127,709,384
Net realized gain (loss)	(29,528,230)	(2,492,551)
Net change in unrealized appreciation (depreciation)	23,994,576	90,230,931

Net increase (decrease) in net assets resulting from operations	100,202,757	215,447,764

Distributions to shareholders:
Class A	(6,354,428)	(2,601,195)
Class A1	(83,758,381)	(108,682,232)
Class M	—	(14)
Class C	(6,360,339)	(11,227,139)
Class R6	(1,991,077)	(2,056,434)
Advisor Class	(6,654,967)	(7,738,366)

Total distributions to shareholders	(105,119,192)	(132,305,380)

Capital share transactions: (Note 2)
Class A	114,517,038	171,274,719
Class A1	(286,520,580)	(296,268,511)
Class M	—	(4,919)
Class C	(74,453,481)	(178,136,329)
Class R6	9,770,409	1,001,280
Advisor Class	45,428,045	(23,745,555)

Total capital share transactions	(191,258,569)	(325,879,315)

Net increase (decrease) in net assets	(196,175,004)	(242,736,931)
Net assets:
Beginning of year	3,985,659,054	4,228,395,985

End of year	$3,789,484,050	$3,985,659,054

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment

franklintempleton.com	Annual Report	27

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c.  Security Transactions, Investment Income, Expenses and Distributions (continued)

income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2020		2019[a,b]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[c]	14,011,497	$155,995,526	17,586,313	$187,900,707
Shares issued in reinvestment of distributions	530,033	5,913,681	223,945	2,420,440
Shares redeemed	(4,285,315)	(47,392,169)	(1,770,625)	(19,046,428)

Net increase (decrease)	10,256,215	$114,517,038	16,039,633	$171,274,719

28	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

	Year Ended May 31,
	2020		2019[a,b]
	Shares	Amount	Shares	Amount

Class A1 Shares:
Shares sold	6,825,926	$76,138,397	11,890,232	$127,788,751
Shares issued in reinvestment of distributions	6,238,602	69,686,416	8,335,928	89,909,083
Shares redeemed	(38,948,870)	(432,345,393)	(47,727,804)	(513,966,345)

Net increase (decrease)	(25,884,342)	$(286,520,580)	(27,501,644)	$(296,268,511)

Class M Shares:
Shares redeemed			(455)	(4,919)

Net increase (decrease)			(455)	$(4,919)

Class C Shares:
Shares sold	3,447,571	$38,552,600	3,025,093	$32,714,884
Shares issued in reinvestment of distributions	521,529	5,818,140	946,002	10,194,177
Shares redeemed[c]	(10,698,105)	(118,824,221)	(20,673,352)	(221,045,390)

Net increase (decrease)	(6,729,005)	$(74,453,481)	(16,702,257)	$(178,136,329)

Class R6 Shares:
Shares sold	2,366,953	$26,384,934	1,484,013	$16,041,623
Shares issued in reinvestment of distributions	178,031	1,991,044	190,298	2,055,217
Shares redeemed	(1,703,636)	(18,605,569)	(1,586,339)	(17,095,560)

Net increase (decrease)	841,348	$9,770,409	87,972	$1,001,280

Advisor Class Shares:
Shares sold	8,868,766	$98,228,998	6,708,605	$72,449,988
Shares issued in reinvestment of distributions	529,242	5,911,567	629,680	6,795,594
Shares redeemed	(5,302,476)	(58,712,520)	(9,562,468)	(102,991,137)

Net increase (decrease)	4,095,532	$45,428,045	(2,224,183)	$(23,745,555)

aFor the period September 10, 2018 (effective date) to May 31, 2019, for Class A.

bClass M was closed to investors on June 8, 2018.

cMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors or trustees of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com	Annual Report	29

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended May 31, 2020, the gross effective investment management fee rate was 0.456% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate, for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

30	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$59,583
CDSC retained	$74,421

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2020, the Fund paid transfer agent fees of $2,417,007, of which $1,243,112 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2020. Prior to October 1, 2019, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees did not exceed 0.02%. There were no Class R6 transfer agent fees waived during the reporting period.

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2020, these purchase and sale transactions aggregated $113,055,000 and $136,950,000, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

franklintempleton.com	Annual Report	31

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

At May 31, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$81,867,515
Long term	278,291,661

Total capital loss carryforwards	$360,159,176

The tax character of distributions paid during the years ended May 31, 2020 and 2019, was as follows:

	2020	2019

Distributions paid from tax exempt income	$105,119,192	$132,305,380

At May 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments.	$3,502,648,823

Unrealized appreciation	$252,642,684
Unrealized depreciation	(3,374,080)

Net unrealized appreciation (depreciation)	$249,268,604

Distributable earnings:
Undistributed tax exempt income	$4,890,671

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of defaulted securities, wash sales and bond workout expenditures.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2020, aggregated $814,734,403 and $846,266,118, respectively.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

32	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2020, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At May 31, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Annual Report	33

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
GO	General Obligation
HDC	Housing Development Corp.
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDC	Industrial Development Corp.
LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
NATL	National Public Financial Guarantee Corp.
SRF	State Revolving Fund
XLCA	XL Capital Assurance

34	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin New York Tax-Free Income Fund (the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco,

California July 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

franklintempleton.com	Annual Report	35

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2020. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

36	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	129	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	110	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	129	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since 2019	129	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

franklintempleton.com	Annual Report	37

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	129	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	129	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	140	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee and Vice President since 1983	129	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

38	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co- Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

franklintempleton.com	Annual Report	39

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co- Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

40	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN NEW YORK TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

franklintempleton.com	Annual Report	41

FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional New York municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was in the first (best) or second quintile and above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A and Class M shares for the other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 10 other New York municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s Management Rate was less than one basis point higher than the median Management Rate of its Expense Group.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

42	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the

franklintempleton.com	Annual Report	43

FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

44	Annual Report	franklintempleton.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin New York Tax-Free Income Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	1115 A 07/20

Item 2.    Code of Ethics.

(a)  The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)  N/A

(d)  N/A

(f)  Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.    Audit Committee Financial Expert.

(a)(1)  The Registrant has an audit committee financial expert serving on its audit committee.

(2)   The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.    Principal Accountant Fees and Services.

(a)           Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $51,293 for the fiscal year ended May 31, 2020 and $53,030 for the fiscal year ended May 31, 2019.

(b)           Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)           Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2020 and $25,000 for the fiscal year ended May 31, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)           All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,607 for the fiscal year ended May 31, 2020 and $0 for the fiscal year ended May 31, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $197,944 for the fiscal year ended May 31, 2020 and $16,500 for the fiscal year ended May 31, 2019. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, professional fees in connection with determining the feasibility of a U.S. direct lending structure, valuation services related to a fair value engagement, assets under management certification, and benchmarking services in connection with the ICI TA survey.

(e) (1)   The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)     pre-approval of all audit and audit related services;

(ii)   pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)  pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $199,551 for the fiscal year ended May 31, 2020 and $41,500 for the fiscal year ended May 31, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.                                                                                      N/A

Item 6.    Schedule of Investments.                                                                                                                N/A

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                                                                                                                                                                            N/A

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.                             N/A

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                                                                                                                                                                             N/A

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                                                                                                                                            N/A

Item 13.    Exhibits.

(a)    (1) Code of Ethics

(a)    (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)       Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	July 31, 2020

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	July 31, 2020